SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 30, 1998


                           GREENMAN TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)




   Delaware                           1-13776                 71-0724248
(State or other                    (Commission               (IRS Employer
jurisdiction of                    File Number)            Identification No.)
incorporation)


                                 7 Kimball Lane
                                   Building A
                         Lynnfield, Massachusetts 01940
          (Address of principal executive offices, including zip code)




                                 (781) 224-2411
              (Registrant's telephone number, including area code)





          (Former name or former address, if changed since last report)

Item 5.  Other Events

Continued Listing on Nasdaq

         By letter dated June 8, 1998, The Nadsaq Stock Market, Inc. ("Nasdaq") advised GreenMan Technologies, Inc. (the "Company") that it would continue the Company's listing on The Nasdaq SmallCap Market because it appeared that the Company had regained compliance with the independent directors, audit committee and bid price requirements set forth in the NASD Marketplace Rules. In addition, Nasdaq advised the Company that the Company's continued listing on The Nasdaq SmallCap Market would be subject to the Company's filing on or before June 30, 1998, a pro forma balance sheet as of April 30, 1998 showing that the Company had a minimum of $3,500,000 in net tangible assets. In accordance with the foregoing request, the Company is submitting herewith the Company's Unaudited April 30, 1998 Balance Sheet that includes pro forma adjustments for significant events and transactions that have occurred since that date.

Dismissal of Legal Proceeding

         In October 1994, the Company was sued in Louisiana State Court by a former consultant seeking monetary damages relating to the alleged nonpayment of consulting fees and royalties for the Company's alleged use of the plaintiff's proprietary technology. On June 19, 1998, the Louisiana State Court ruled in favor of the Company and dismissed all of the plaintiff's claims.

Item 7. Financial Statements and Exhibits

     (a)  Financial Statements of Businesses Acquired

          None

     (b)  Pro Forma Financial Information

GreenMan Technologies, Inc. Pro Forma Condensed Consolidated
         Balance Sheet- April 30, 1998 (unaudited)....................     F-1

         The Unaudited Pro Forma Condensed Consolidated Balance Sheet as of April 30, 1998 gives effect to the issuance of 201,193 shares of Common Stock in connection with partial conversions of the Company's 8% Convertible Debentures due December 2000 in May and June 1998 and the issuance of 75,000 shares of Common Stock for cash in May 1998 as if these transactions had occurred on April 30, 1998.

         The Unaudited Pro Forma Condensed Consolidated Balance Sheet does not purport to represent the Company's actual financial position on April 30, 1998 nor does it project the Company's financial position for any future date or period. The Unaudited Pro Forma Condensed Consolidated Balance Sheet should be read in conjunction with the financial statements and notes thereto included in the Company's Annual Report on Form 10-KSB/A-1 for the year ended May 31, 1997 and the financial statements and notes thereto included in the Company's Quarterly Report on Form 10-QSB for the period ended February 28, 1998.

              (c)  Exhibits.

         None

                           GreenMan Technologies, Inc.
                 Unaudited Condensed Consolidated Balance Sheet
                                                                                        April 30,       Proforma       Proforma
                                                                                          1998        Adjustments      Balance
                                                                                          ----        -----------      -------
                                     ASSETS
Current assets:
  Cash and cash equivalents ......................................................     $   337,002     $ 170,700    $   507,702
  Accounts receivable,net.........................................................       1,418,271                    1,418,271
  Inventory, net..................................................................         354,414                      354,414
  Other current assets ...........................................................       1,046,062                    1,046,062
                                                                                       -----------                  -----------
        Total current assets......................................................       3,155,749       170,700      3,326,449
                                                                                       -----------                  -----------
Property and equipment,net........................................................      11,803,808                   11,803,808
                                                                                       -----------                  -----------

Other assets:
  Equipment deposits  ............................................................           2,711                        2,711
  Deferred financing costs .......................................................         509,380                      509,380
  Deferred loan costs  ...........................................................         295,164                      295,164
  Goodwill, net ..................................................................         465,539                      465,539
  Non-competition agreement, net .................................................          48,611                       48,611
  Licensing fee ..................................................................          82,504                       82,504
  Investment in joint venture ....................................................         400,000                      400,000
  Other ..........................................................................         270,895                      270,895
                                                                                       -----------                  -----------
                                                                                         2,074,804                    2,074,804
                                                                                       -----------                  -----------
                                                                                       $17,034,361     $ 170,700    $17,205,061
                                                                                       ===========     =========    ===========

                      LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Notes payable, related parties .................................................     $    29,125                  $    29,125

  Notes payable, bank, current portion ...........................................       1,212,023                    1,212,023
  Accounts payable ...............................................................       1,147,187                    1,147,187
  Accrued expenses, other ........................................................       1,487,789      (12,496)      1,475,293
  Obligations under capital leases, current ......................................       1,833,278                    1,833,278
                                                                                       -----------                  -----------
        Total current liabilities ................................................       5,709,402      (12,496)      5,696,906

Convertible notes payable ........................................................
Convertible notes payable, related parties, non-current portion ..................       1,405,000     (312,622)      1,092,378
Notes payable, bank, non-current portion .........................................       3,081,406                    3,081,406
Obligations under capital leases .................................................       2,928,667                    2,928,667
                                                                                       -----------                  -----------
        Total liabilities ........................................................      13,124,474     (325,118)     12,799,357

Stockholders' equity:
        Common stock, $.01 par value,  20,000,000 shares  authorized;  5,764,600 issued and  outstanding,  at April 30, 1998 and 6,040,793  shares issued
        and
        outstanding, proforma.....................................................          57,646         2,762         60,408
Additional paid-in capital .......................................................      19,895,232       493,056     20,388,288
Accumulated deficit ..............................................................     (16,042,992)           --    (16,042,992)
                                                                                       -----------     ---------    -----------
        Total stockholders' equity ...............................................       3,909,886       495,818      4,405,704
                                                                                       -----------     ---------    -----------
                                                                                       $17,034,362     $ 170,700    $17,205,061
                                                                                       ===========     =========    ===========

                                      F-1

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GREENMAN TECHNOLOGIES, INC.
                                                   (Registrant)



                                            By:   /s/ Charles E. Coppa
                                                  Charles E. Coppa
                                                  Chief Financial Officer

Date:  June 30, 1998



                                       -3-